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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) or 12(g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                            AFTERMARKET TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)



                      Delaware                           95-4486486
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     (State of incorporation or organization)           (IRS employer
                                                      identification no.)
       33309 First Way South, Suite A-206,
       Federal Way, Washington                               98003
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     (Address of principal executive offices)              (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                 Name of each exchange on which
      to be so registered                 each class is to be registered
      -------------------                 ------------------------------

        Not Applicable                             Not Applicable
------------------------------------- -----------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
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                               (Title of class)

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                        AFTERMARKET TECHNOLOGY CORP.
               INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by Item 202 of Regulation S-K is set forth in full under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-6697), as amended, and by this reference is incorporated herein and made a part hereof.

Item 2.  EXHIBITS.

         3(i)    Certificate of Incorporation of the Registrant.*
         3(ii)   Bylaws of the Registrant.**



___________

      *  Previously filed with the Securities and Exchange Commission as
Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on June 24, 1996 (Registration No. 333-6697), and the amendments thereto, such exhibit being incorporated herein by this reference.

     ** Previously filed with the Securities and Exchange Commission as Exhibit to the Registrant's Registration Statement on Form S-4 filed on November 30, 1994 (Commission File No. 333-86838), and the amendments thereto, such exhibit being incorporated herein by this reference.

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                                  SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.



                                       AFTERMARKET TECHNOLOGY CORP.
                                               (Registrant)


November 27, 1996                      By:     /s/    JOHN C. KENT
                                            ----------------------------------
                                               John C. Kent,
                                               Chief Financial Officer


























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